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                                  EXHIBIT 23.2

                                   CONSENT OF

                           STONEFIELD, JOSEPHSON, INC.



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                                   CONSENT OF
                           STONEFIELD, JOSEPHSON, INC.
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


thehealthchannel.com, Inc.
Newport Beach, California

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related Prospectus, of our report dated February 21, 2000, relating to the financial statements of thehealthchannel.com, Inc. as of December 31, 1999.

         We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


/s/  STONEFIELD JOSEPHSON, INC.
--------------------------------
STONEFIELD, JOSEPHSON, INC.


Santa Monica, California
Dated: October 10, 2000